Exhibit 99.1

Business Update April 28, 2021

1 Statements contained in this presentation about future performance, including, without limitation, operating results, capital expenditures, rate base growth, dividend policy, financial outlook, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results include, but are not limited to the: • ability of SCE to recover its costs through regulated rates, including uninsured wildfire-related and debris flow-related costs, costs incurred to mitigate the risk of utility equipment causing future wildfires, costs incurred to implement SCE's new customer service system and costs incurred as a result of the COVID-19 pandemic; • ability of SCE to implement its Wildfire Mitigation Plan; • risks of regulatory or legislative restrictions that would limit SCE’s ability to implement Public Safety Power Shutoff (“PSPS”) when conditions warrant or would otherwise limit SCE’s operational PSPS practices; • risks associated with implementing PSPS, including regulatory fines and penalties, claims for damages and reputational harm; • ability of SCE to maintain a valid safety certification; • ability to obtain sufficient insurance at a reasonable cost, including insurance relating to SCE's nuclear facilities and wildfire-related claims, and to recover the costs of such insurance or, in the event liabilities exceed insured amounts, the ability to recover uninsured losses from customers or other parties; • extreme weather-related incidents (including events caused, or exacerbated, by climate change, such as wildfires, debris flows, high wind events and extreme heat events) and other natural disasters (such as earthquakes), which could cause, among other things, public safety issues, property damage, operational issues (such as rotating outages and issues due to damaged infrastructure), PSPS activations and unanticipated costs; • risks associated with California Assembly Bill 1054 (“AB 1054”) effectively mitigating the significant risk faced by California investor-owned utilities related to liability for damages arising from catastrophic wildfires where utility facilities are alleged to be a substantial cause, including the longevity of the Wildfire Insurance Fund and the CPUC's interpretation of and actions under AB 1054, including its interpretation of the new prudency standard established under AB 1054; • decisions and other actions by the California Public Utilities Commission, the Federal Energy Regulatory Commission, the Nuclear Regulatory Commission and other governmental authorities, including decisions and actions related to nationwide or statewide crisis, determinations of authorized rates of return or return on equity, the recoverability of wildfire-related and debris-flow-related costs, issuance of SCE's wildfire safety certification, wildfire mitigation efforts, and delays in executive, regulatory and legislative actions; • ability of Edison International or SCE to borrow funds and access bank and capital markets on reasonable terms; • risks associated with the decommissioning of San Onofre, including those related to worker and public safety, public opposition, permitting, governmental approvals, on- site storage of spent nuclear fuel, delays, contractual disputes, and cost overruns; • pandemics, such as COVID-19, and other events that cause regional, statewide, national or global disruption, which could impact, among other things, Edison International's and SCE's business, operations, cash flows, liquidity and/or financial results and cause Edison International and SCE to incur unanticipated costs; • physical security of Edison International's and SCE's critical assets and personnel and the cybersecurity of Edison International's and SCE's critical information technology systems for grid control, and business, employee and customer data; • risks associated with cost allocation resulting in higher rates for utility bundled service customers because of possible customer bypass or departure for other electricity providers such as Community Choice Aggregators (“CCA,” which are cities, counties, and certain other public agencies with the authority to generate and/or purchase electricity for their local residents and businesses) and Electric Service Providers (entities that offer electric power and ancillary services to retail customers, other than electrical corporations (like SCE) and CCAs); • risks inherent in SCE's transmission and distribution infrastructure investment program, including those related to project site identification, public opposition, environmental mitigation, construction, permitting, power curtailment costs (payments due under power contracts in the event there is insufficient transmission to enable acceptance of power delivery), changes in the California Independent System Operator’s transmission plans, and governmental approvals; and • risks associated with the operation of transmission and distribution assets and power generating facilities, including worker and public safety issues, the risk of utility assets causing or contributing to wildfires, failure, availability, efficiency, and output of equipment and facilities, and availability and cost of spare parts. Other important factors are discussed under the headings “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s Form 10-K and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation. Forward-Looking Statements April 28, 2021

2 Edison International is leading the transformation of the electric power industry One of the nation’s largest electric-only utilities, serving over 15 million residents EIX’s principal subsidiary, with ~$5 billion annual electric infrastructure investment opportunity Growth driven by investment in modernizing the grid and advancing California’s ambitious low carbon objectives Wires-focused rate base of ~$36 billion, with limited ownership of power generation capacity (<20% of electricity sales from owned generation) Provides data-driven energy solutions to commercial, institutional and industrial customers Customer base includes 15 of the Fortune 50 Holding company focused on opportunities in clean energy, efficient electrification, grid of the future, and customer choice April 28, 2021

3 EIX is well positioned for a decarbonized future, with no coal or gas LDC exposure and high electric sales growth potential UTY1 EEI Index2 Electric-Only & No Gas LDC Exposure (# of Companies) 6 of 20 11 of 39 ✓ No stranded asset risk with increased electrification No Coal Generation Ownership (# of Companies) 5 of 20 9 of 39 ✓ No coal generation or contracts in SCE’s portfolio 100% Carbon-free Electricity by 20453,4 (# of Companies) 4 of 20 12 of 39 ✓ SCE’s aggressive target is strongly aligned with California’s carbon neutrality goal Electric Sales per Customer (MWh/year)5 16–40 Avg: 25 12–60 Avg: 25 16 Relatively low per-customer usage will grow with electrification, which supports affordability 1. Philadelphia Utilities Index (UTY) consist of 20 geographically diverse public utility stocks, including one water utility. Values shown include EIX 2. EEI Index consists of 39 publicly traded companies that are members of Edison Electric Institute, which includes 18 of the companies also in UTY. Values shown include EIX 3. Company counts reflect the number of companies with goals of net zero or carbon-free electricity targets by 2045 or sooner 4. For EIX, defined as 100% carbon-free electricity delivered to SCE customers in terms of retail sales by 2045 5. Based on latest available data for year ended 2019 Source: EIX research, S&P Market Intelligence April 28, 2021

4 Sustainability is central to Edison’s vision to lead the transformation of the electric power industry Social Environmental Governance Targeting 100% carbon-free power delivered by 2045; ~43% carbon-free power in 20202 Over $800 million in approved funding to expand transportation electrification3 Named to SEPA 2021 Utility Transformation Leaderboard3 for progress toward carbon-free grid Named top utility in energy storage and leader in solar energy by SEPA3 Committing to vehicle fleet electrification goals by 20303 Highest level governance scores from ISS and Moody’s Board oversight of ESG risks such as safety, climate change impacts, and cybersecurity 7 of 11 directors diverse by gender, race/ethnicity, and/or LGBTQ, including 4 women 50% of executive annual incentive pay tied to safety-related metrics for 2021 Recognized as a “Trendsetter” in political accountability and disclosure by CPA5 Recipient of several awards for workplace diversity & inclusion4 Long-standing community partnerships, including $2.4B spend with diverse suppliers1,3 Publish transparent data4 on workforce, supplier, and community investment diversity Committed to gender parity in senior roles by 2030 and broader DEI actions $2 million shareholder funding committed to expand diversity and advance racial equity We have made long-term, public commitments related to clean energy, transportation electrification, diversity and inclusion, and safety1 1. We publish detailed information on our Sustainability site found here: https://www.edison.com/home/investors/sustainability.html 2. Percentages refer to power delivered to SCE customers. Reflects no coal generation of delivered electricity 3. Refers to SCE only 4. View data in our annual Diversity, Equity & Inclusion Report, as well as awards and recognition in our annual Sustainability Report, both found on our Sustainability site 5. Edison International is recognized as a “Trendsetter” on the Center for Public Accountability (“CPA”)-Zicklin Index of Corporate Political Disclosure and Accountability. The Trendsetter category highlights leaders in the S&P 500 for commitments to transparency and accountability in political spending April 28, 2021

5 California’s regulatory mechanisms provide revenue certainty, even as load and payment patterns change Revenue Decoupling means earnings aren’t affected by changes in electricity sales Long-standing regulatory mechanism that breaks the link between retail electricity sales and revenue; promotes energy efficiency, helps stabilize customer bills, and supports environmental goals Changes in sales only affect timing of cash collection Balancing Accounts allow SCE to collect and refund differences to authorized revenue SCE has several balancing accounts, including for variances in sales volume, such as those related to COVID-19 Balancing account established for residential uncollectibles COVID-19 Related Memo Accounts allow SCE to track cost and payment changes for cost recovery requests CPUC approved COVID-19 Pandemic Protections Memo Account (CPPMA) where SCE will track non-payment and non-recovery of billed amounts for residential and small business customers1 CPUC approved establishment of Medium-Large Commercial and Industrial memo account to track incremental costs of disconnection moratorium on these customers and related uncollectibles Eligible COVID-19-related costs will record to CEMA Each requires seeking approval to recover costs recorded to them 1. Residential bad debt expense records to the Residential Uncollectibles Balancing Account (RUBA) and not the CPPMA April 28, 2021

6 Reaching California’s 2045 GHG goals requires a near- complete transformation of energy use economy wide 100% of grid sales with carbon-free electricity 80 GW of utility-scale clean generation 30 GW of utility-scale energy storage 30% of space and water heating to be electrified by 2030 70% of space and water heating to be electrified by 2045 Building electrification will increase load significantly by 2045—representing 15% of the total load 76% of light-duty vehicles need to be electric 67% of medium-duty vehicles need to be electric 38% of heavy-duty vehicles need to be electric Until there is an alternative, natural gas generation capacity provides a crucial role for reliability and affordability; however, natural gas consumption will decline 50% by 2045 40% of natural gas that remains will be decarbonized through the addition of biomethane and hydrogen Pathway 2045: Key steps California must take to reach carbon neutrality “Adaptation to climate change must begin in earnest — which SCE is doing in part with our grid hardening, situational awareness, and operational changes — but we must act on longer term solutions as well.” – Pedro Pizarro, CEO of Edison International April 28, 2021

7 SCE delivered ~43% carbon-free electricity to customers in 2020 Decarbonizing transportation sector, ~40% of GHG emissions, requires widespread vehicle electrification State’s commitment highlighted by requiring all new passenger vehicles sold to be zero-emission by 2035 and operations of MD/HD vehicles2 be zero-emission by 2045 Electricity required to be 100% carbon-free by 2045 Electrification of buildings and industrial processes also a key factor 1. Buildings and Other includes residential, commercial, and agriculture 2. Medium- and heavy-duty (MD/HD) vehicles shall be 100% zero-emission by 2045 where feasible, with the mandate going into effect by 2035 for drayage trucks Source: SCE’s Pathway 2045 analysis SCE is a catalyst for achieving California’s aggressive GHG and clean energy goals via economy-wide electrification Achieving 80% GHG reduction by 2050 will require fuel use changes in all sectors State Carbon Emissions Reduction Pathway California GHG Emissions, Annual million metric tons (MMT) – 100 200 300 400 2015 2020 2025 2030 2035 2040 2045 2050 80% by 2050 (86 MMT) Carbon Neutrality by 2045 (108 MMT) 40% by 2030 (260 MMT) Electricity Transportation Industrial Buildings and Other1 April 28, 2021

8 Annual residential household energy costs (2019$)1 2019 2045 By 2045, a greater reliance on electricity, combined with population and economic growth, will result in a 60% increase in electricity sales from the grid Household savings driven by reduced gasoline consumption due to high market penetration of electric vehicles Improvements in equipment efficiency, energy efficiency, and demand response programs further reduce consumption Total energy cost for an average household decreases by about one-third by 2045 A decarbonized, electrified world produces energy cost savings for an average household $3,130 $4,550 Home Solar Electricity Bill Home Gas Bill Gasoline 1. Reflects annual energy costs using SCE data and does not account for the cost of equipment. Electricity bill based on delivery and generation charges for weighted average of CARE (California Alternate Rates for Energy) and non-CARE customers. Gas prices reflect declining residential gas consumption impact on remaining customers. Utility and transportation fuel costs in 2019 dollars. Average customer in 2045 would have electric vehicle, solar, and electric water and space heating Source: SCE’s Pathway 2045 analysis April 28, 2021

9 Significant incremental grid investments required by 2045 to serve load growth and integrate renewables and storage1 April 28, 2021 1. Based on SCE’s Pathway 2045 analysis 2. In 2019 dollars under Balanced Scenario 3. See SCE’s Reimagining the Grid white paper for additional information Source: SCE’s Pathway 2045 analysis. See Pathway 2045 Appendices for additional information on the analysis and its methodology CAISO Grid Investment 2031–2045 At least a third of incremental grid investment fits squarely within IOU jurisdictions CAISO-wide grid investment under Pathway 2045 Balanced Scenario ~$75 billion (2019$) Transmission for Out-of-State Imports ISO Interconnections Local Capacity Distribution Subtransmission Infrastructure to interconnect and integrate resources May be mix of investment by utilities, generators, and other market participants Utility infrastructure additions and upgrades Predominantly investments by utilities in their service areas CAISO-wide investment required at various voltage levels and to address specific system needs Upgrades at lower voltages are clearly utility-owned; transmission projects may be competitively bid Potential additional utility investment upside from storage – Pathway 2045 analysis showed ~$54 billion2 need for battery storage CAISO-wide – May be opportunity where utilities are natural owners SCE continues to refine estimates, evaluate required future capabilities and technologies, and develop roadmap for achieving 2045 goals3

10 AB 10541 provides a strong regulatory construct for determining wildfire liability and cost recovery April 28, 2021 Established safety certification process and additional wildfire safety oversight Under AB 1054, SCE can obtain an annual safety certification upon submission of required safety information, including an approved wildfire mitigation plan Safety certifications valid for 12 months and remain valid until CPUC Wildfire Safety Division acts on SCE’s request for a new safety certification Codified prudency standard that assumes utility prudency unless serious doubt created Provided a utility is “safety certified,” establishes a prudency standard that assumes utility is prudent, unless intervenors create serious doubt Prudency based on reasonable utility conduct with potential for full or partial recovery, considering factors within and beyond a utility’s control (e.g., humidity, temperature, winds) Standard survives even if Wildfire Insurance Fund is depleted Established ~$21 billion Wildfire Insurance Fund Enhances liquidity available to pay wildfire claims Reimburses utility for eligible claims payments above the higher of $1 billion and required insurance coverage Caps utility liability exposure if utility found imprudent (SCE 2021 cap: ~$3.2Bn) If found prudent, no requirement to reimburse fund for claims covered by fund If found imprudent or partially imprudent, shareholders reimburse fund. Reimbursement capped if utility has valid safety certification2. The cap covers trailing three-year period and limits reimbursement to 20% of electric T&D equity rate base3 1. California Assembly Bill 1054, executed by the governor of California on July 12, 2019 2. And has not been found to have acted with conscious or willful disregard of the rights and safety of others 3. Excluding general plant and intangibles

11 • Pay out claims to claimants subject to fund administrator approval • Subrogation claims settled at ≤40% approved unless exceptional facts and circumstances; higher amounts may be approved by fund administrator Fund payment of “eligible claims”3 AB 1054 and the Wildfire Insurance Fund provide clear pathway to determine IOU’s prudency and ceiling on liability CPUC prudency determination of operations (serious doubt standard) 1. This summary is based on Edison International’s interpretation of Assembly Bill 1054 2. Range based on whether customer charge finances DWR bonds or is contributed directly to Wildfire Fund 3. Source: California Earthquake Authority Financial Report presented at the April 22, 2021 California Catastrophe Response Council meeting 4. “Eligible claims”: claims for third-party damages from covered wildfires less annual utility retention (larger of $1.0 billion or required insurance layer per fund administrator) 5. Excluding general plant and intangibles April 28, 2021 AB 1054 Wildfire Insurance Fund Mechanics1 •“Covered Wildfire” means any wildfire ignited on or after July 12, 2019, caused by an electrical corporation as determined by the governmental agency responsible for determining causation, in excess of annual utility retention • Size of fund equal to $21.0–24.0 billion2. Currently, fund has over $10 billion in assets as of Feb. 28, 20213 • Funds invested/managed by California Earthquake Authority (CEA) • Fund reimbursed if imprudent (see below right), but does not have a separate replenishmentmechanism Wildfire Insurance Fund • Liability cap of 20% of T&D Equity Rate Base5 (~$3.2Bn for SCE for 2021) unless found to have acted with conscious or willfuldisregard • Liability cap lapses when fund exhausted If found imprudent, IOU reimburses Wildfire Fund up to 3-year rolling cap • Valid safety certification is required If found prudent, IOU does not reimburse Wildfire Fund PG&E: $4.8Bn initial + $193MM annually through 2028 SCE: $2.4Bn initial + $95MM annually through 2028 SDG&E: $0.3Bn initial + $13MM annually through 2028 IOUs contribute $10.5 billion Customers contribute $0.9Bn annually through 2035. May be directly contributed to Fund or used to support issuance of up to $10.5Bn in bonds by California DWR Customers contribute non-bypassable charge

12 Wildfire Fund Illustrated: Eligible claims1 paid by Fund and IOUs reimburse up to cap2 only to degree found imprudent3 April 28, 2021 SCE does not reimburse Fund for eligible claims1 above annual aggregate retention of $1 billion If found 100% prudent3 SCE’s Insurance/ Retention Wildfire Insurance Fund Utility Shareholders 1. Eligible claims are those that exceed the greater of $1 billion or the amount of the utility's wildfire insurance as required by the Fund administrator 2. Liability cap applies unless SCE is found to have acted with a conscious or willful disregard of the rights and safety of others 3. Costs in application may be allocated for cost recovery in full or in part considering factors within and beyond utility’s control, including humidity, temperature, and winds 4. Example is based SCE’s 2021 liability cap. Liability cap is based on T&D equity rate base excluding general plant and intangibles 5. Claims typically settle at a percentage of the asserted damages 1.0 4.0 1.0 0.8 3.2 If found 100% imprudent3 $5 billion cost of paid claims5 (Wildfire Fund reimburses utility for claims paid above IOU retention) SCE cost recovery application and CPUC review Example of Wildfire Insurance Fund operations, reimbursement, and IOU liability from a hypothetical wildfire resulting in $5 billion of paid claims4 $ in Billions Liability cap (20% of T&D equity rate base4) reduced by IOU reimbursement on 3-year rolling basis for subsequent events2 $5.0 $5.0

13 Foundational strategy for mitigating wildfire risk continues; increased focus on risk-prioritization and customer impacts 2020–2022 Wildfire Mitigation Plan1 Hardening the Grid Covered Conductor ~4,000 circuit miles by end of 2022 2020: 965 | 2021: 1,000-1,400 | 2022: 1,600 Undergrounding Considering ~17 miles of undergrounding Enhanced Operational Practices Inspections Risk-informed ground & aerial inspection program covering ~50% of HFRA structures annually; option for additional inspections for potential areas of concern Vegetation Management Continue expanded line clearances; focus on hazard tree assessments and timely removal; expand brush clearing at base of poles to 200,000–300,000 per year Public Safety Power Shutoff (PSPS) De-energization based on circuit-specific wind speed thresholds, with new circuit-specific mitigation plans and customer care programs to reduce customer impacts Situational Awareness Weather Stations 375–475 weather stations per year HD Cameras Deployment complete as coverage in high fire risk areas effectively maximized 1. Cost recovery above GS&RP settlement is subject to CPUC approval April 28, 2021

14 SCE’s execution of its wildfire mitigation strategy is reducing risk of wildfires associated with utility infrastructure April 28, 2021 Community Resource Centers Community Crew Vehicles 56 sites available 8 vehicles available High-Definition Wildfire Cameras Completed Since 2018 166 cameras installed Cameras thoroughly covering our high fire risk areas were installed by 2020 Distribution Equipment Inspections 2021 Completed/Target 108,000/163,000 inspections Completed Since 2018 692,000+ inspections 66% completed Transmission Equipment Inspections 2021 Completed/Target 4,800/16,800 inspections Completed Since 2018 90,900+ inspections 29% completed Insulated Wire (Covered Conductor) 2021 Completed/Target 270/1,000 circuit miles installed Completed Since 2018 1,760+ circuit miles installed 27% completed Fast-Acting Fuses 2021 Completed/Target 0/330 fuses installed Completed Since 2018 12,900+ fuses installed On Track1 Hazard Tree Management 2021 Completed/Target 12,600/150,000 trees assessed Completed Since 2018 241,000+ trees assessed 8% completed Weather Stations 2021 Completed/Target 0/375 weather stations installed Completed Since 2018 1,050+ weather stations installed On Track1 Aerial Fire Suppression Resources Expanding funding to support the creation of a quick reaction force of aerial firefighting assets across counties in SCE's service area to coordinate and reach wildfires in their early stages. These unique water and fire retardant dropping helitankers have the capability to operate day and night Critical Care Backup Battery Completed Since July 2020 1,770+ batteries provided to eligible customers 2021 Completed 1,030 batteries provided to eligible customers On Track 1. Execution planned to begin during Q2 2021, and target expected to be met by year-end Note: Data as of March 31, 2021. Green arrows indicate execution is on track

15 SCE continues to progress toward its targets for grid hardening and situational awareness measures April 28, 2021 Covered Conductor 6,388 circuit miles Fast-Acting Fuses 13,560 Sectionalizing Devices3 124 Wildfire Cameras 166 Weather Stations 2,175 1. Numbers shown are initial targets for GRC budget estimate. Actual numbers could be higher depending on identification of additional operational and resiliency benefits 2. Pending resolution in 2021 GRC track 1 3. Specific to wildfire mitigation efforts only and includes proposed 2021 PSPS Action plan estimates; does not include sectionalizing devices that may be installed due to load growth and/or grid modernization. Target by 20232 Investments to harden the grid and enhance situational awareness will continue through 2023 Green shading represents completed measures through March 31, 2021, as proportion of GRC target by 20231 48% 100% 95% 95% 27%

16 SCE’s publicly available real-time data enhances situational awareness and informs critical operational decisions Live HD camera feeds provide critical information to fire agencies for effectively deploying air and ground resources Provide real-time weather data, including wind speed and gust, temperature, and humidity Enables circuit-level monitoring to inform critical operational decisions Helps fire agencies and the public prepare for a wildfire threat during a high wind event Users can see this information in real-time to help understand threat of wind-driven wildfires Cameras on ALERT Wildfire Network HD Weather Stations Wildfire Threat Index Predictive Model Cameras Weather Stations Threat Index RELATED LINKS FOR VIEWING EOC Virtual Tour Emergency Operations Center (EOC) SCE’s Emergency Operations Center acts as the company’s nerve center for 24/7 planning and emergency response April 28, 2021

17 California has continued to increase investments in wildfire suppression and prevention1 April 28, 2021 CAL FIRE budget support along with actions to increase staffing and improve effectiveness ~$2.5–2.8bn/year ~7,180–8,134 Increases to firefighting crews Helicopter replacements continue Air tanker funding Enhanced technology Surge capacity New wildfire cameras and communications equipment deployed Fuel reduction projects ~$2.9bn3 ~8,735 Additional firefighters Helicopter replacement completion Air tanker funding Advanced modeling and analytics to inform suppression strategy Wildfire & Forest Resilience Action Plan ($1bn across depts. and budget years4) Resilient Forests & Landscapes Wildfire Fuel Breaks Forest Sector Stimulus Science-Based Management Community Hardening Substantial increase in wildfire suppression budget to address shifting risk factors Budget proposal continues suppression support and adds focus on prevention and resilience 2016-17 & 2017-18 Budget Years 2018-19 through 2020-21 Budget Years 2021-22 Budget Year CAL FIRE Budget2: ~$2.0bn/year CAL FIRE Positions: ~6,900 Extended peak staffing period Began procurement process to replace helicopters to enhance initial attack effectiveness Additional year-round engines 1. Total state funding and resources for wildfire suppression and prevention are also reflected in budgets of other departments, counties, and the State Mutual Aid System 2. As initially enacted 3. Includes approximately $392 million as part of the proposed $1 billion Wildfire & Forest Resilience Action Plan 4. Includes funding for “early action” that provides additional funding for the 2020-21 Budget Year

18 5.5 5.5 5.3 5.4 2020 (Actual) 2021 2022 2023 SCE has strong capex and rate base growth driven by significant electric infrastructure investment opportunities 1. In accordance with Assembly Bill (AB) 1054, ~$1.6 billion of wildfire mitigation-related spend shall not earn an equity return 2. Morongo Transmission holds an option to invest up to $400 million in the West of Devers Transmission Project at the in-service date, estimated to be 2021. In the chart, rate base has been reduced to reflect this option. Capital forecast includes 100% of the project spend 3. Weighted-average year basis. Excludes rate base associated with ~$1.6 billion of capital referred to in footnote 1 and projects or programs not yet approved 4. For 2021–2023 capital, reflects a 10% reduction of the total capital forecast over the 3-year GRC cycle using management judgment based on experience of previously authorized amounts and potential for permitting delays and other operational considerations. For rate base, range case reflects capital expenditure forecast range case SCE forecasts deploying significant capital in 2021–2023… Capital Expenditures, $ in Billions Wildfire1 …resulting in strong rate base growth over two rate case cycles Rate Base2,3, $ in Billions 7.6% CAGR Generation Transmission Distribution ~$16 billion 2021–2023 Range Case4 5.4 4.6 4.7 Range Case4 36.2 37.6 39.5 CAGR 6.7% 28.5 30.8 33.8 36.3 38.4 41.1 2018 2019 2020 2021 2022 2023 April 28, 2021

19 SCE’s long-term growth drivers are highly aligned with California’s public policy goals Overarching Goals SCE Growth Drivers Safe, Reliable, and Affordable Electricity Service Infrastructure Replacement Sustained investment required to reach and maintain equilibrium replacement rate Wildfire Mitigation Significant investment in infrastructure and practices that mitigate wildfire risk, and bolster prevention and response Decarbonization of California Grid Modernization Accelerate the adoption and integration of renewables and other distributed energy resources Electrification of Transportation and Other Sectors Investments to support electrification of light-, medium-, and heavy-duty vehicles and other sectors Energy Storage Energy storage essential to increasing carbon-free generation Transmission Future needs to meet renewables and clean energy mandates driven by CAISO planning process April 28, 2021

20 Ongoing and pending cost recovery will further strengthen balance sheet and credit metrics Approved Application Approved Amount1 Expected recovery mechanism/timing ✓ GRC Track 2 Jan. 2021 391 Securitization of O&M and AB 1054 capital2 ✓ WEMA1 Sept. 2020 505 Currently in rates. Complete by Oct. 2022 ✓ GS&RP April 2020 159 Currently in rates. Complete by Oct. 20213 Total Approved 1,055 Pending & Future Application Decision Expected Amount1 Proposed recovery mechanism/timing2 CEMA (2017) Q3 ’21 88 12-month amortization WEMA2 Q4 ’21 215 12-month amortization GRC Track 3 Q1 ’22 497 12-month amortization. Securitization of AB 1054 capital CEMA (2020) TBD TBD TBD. Application yet to be filed Total Pending & Future 800+ 1. Amounts refer to revenue requirement approved or, for pending and future applications, requested. Applications also include direct capital expenditures not reflected in the tables above that are reviewed for reasonableness 2. Subject to CPUC authorization 3. Securitization of AB 1054-related capital approved in this application was completed in February 2021 April 28, 2021 Wildfire-related and Wildfire Insurance Applications $ in Millions

21 SCE plans to securitize ~$1.6 billion of AB 1054 capex and ~$0.5 billion of O&M upon CPUC approval April 28, 2021 O&M2 Total Costs Cost Recovery Financing Order Issue Recovery Bonds AB 1054 Capex1 File Testimony CPUC Approval File Testimony CPUC Approval GS&RP3 327 – 327 ✓ ✓ ✓ ✓ ✓ GRC Track 2 219 401 1,031 ✓ ✓ Q2 ’21 Up to 180 days ~90 days 2020 COVID Res. Uncollectibles – 112 n/a4 n/a4 GRC Track 15 299 – ✓ Pending GRC Track 3 730 TBD 730 ✓ Q1 ’22 Q2 ’22 Up to 180 days ~90 days Total 1,575 513 2,088 1. Includes overheads 2. If SCE ultimately does not seek, or the Commission ultimately does not issue, a financing order covering all approved costs and expenses, SCE will include the costs in customer rates as soon as practicable 3. Total recovery bond issuance of $338 million included pre-securitization debt financing costs and upfront financing costs 4. The Commission verified SCE’s 2020 incremental uncollectibles as part of the review of SCE’s 2020 year-end consolidated advice letter, as required by AB 913 5. SCE will seek to recover amounts up to the AB 1054 capex authorized in its GRC track 1 and incurred in 2021, assuming a final decision prior to the issuance of the financing order Steps Required to Issue Securitized Recovery Bonds $ in Millions

22 2017/2018 Wildfire/Mudslide Events Update: More than two-thirds of best estimate has been resolved 1. Thomas Fire, Koenigstein Fire, and Montecito Mudslides 2. After giving effect to approximately $1.8 billion in fixed payments due under settlements executed before March 31, 2021, but not paid at March 31, 2021 3. Does not include an estimate of any potential penalties that could be levied against SCE in connection with the 2017/2018 Wildfire/Mudslide Events. Edison International and SCE are currently unable to reasonably estimate the magnitude of any such penalties, or the associated timing if they were to be imposed 4. Target participating in non-binding mediation or informal negotiations with at least 150 households per month for each matter 5. Scheduled dates as of April 20, 2021. Subject to change at discretion of the court April 28, 2021 Remaining expected potential losses $ in Billions Resolved approximately 68% of best estimate Best estimate of potential losses 6.2 Payments and fixed settlements: Local Public Entities (4Q 2019) (0.4) TKM1 Subrogation Plaintiffs (3Q 2020) (1.2) Woolsey Subrogation Plaintiffs (1Q 2021) (2.2) Individual Plaintiffs (Through March 31, 2021) (0.5) Loss estimate balance at Mar. 31, 20212,3 2.0 • Established settlement programs in both TKM and Woolsey providing for efficient and orderly process to pursue settlement of individual plaintiff claims4 – Court may continue to defer trial dates if sufficient settlement progress made • Thomas bellwether trial5 October 18, 2021 • Woolsey bellwether trial5 August 9, 2021 Settlement program and bellwether trial dates 32% 68% Settlement progress as a proportion of best estimate Resolved claims Remaining alleged and potential claims • Insurance expected to be exhausted after recoveries for Woolsey Subro. Settlement • SCE will seek CPUC recovery of prudently- incurred, actual losses in excess of insurance

23 2.5 3.0 3.5 4.0 4.5 5.0 5.5 6.0 Oct. 1, 2019 Apr. 1, 2020 Oct. 1, 2020 Apr. 1, 2021 Oct. 1, 2021 CPUC cost of capital mechanism current measurement period is October 1, 2020 through September 30, 2021 ROE adjustment based on 12-month average of Moody’s Baa utility bond rates, measured October 1 to September 30 If index exceeds 100 bps deadband from starting index value, authorized ROE changes by half the difference, and preferred and long-term debt rates are reset to the latest forecast values for the following year SCE required to file its next cost of capital application by April 2022 for rates effective beginning January 2023 Capital Structure Rate Common Equity 52% 10.30% Preferred 5% 5.70% Long-term Debt 43% 4.74% Weighted Average Cost of Capital 7.68% CPUC Cost of Capital Adjustment Mechanism Moody’s Baa Utility Bond Index Rate (%) Cost of Capital Mechanism Features CPUC Authorized Cost of Capital Current Period Average1: 3.33% 1. As of April 20, 2021 Current Spot Rate1: 3.53% Starting Value – 4.50% Dead- band Mechanism did not trigger a change to 2021 ROE because average for period was above 3.5% April 28, 2021

24 EIX has a strong track record of meeting or exceeding EPS guidance and growing its dividend 0.80 2.65 2004 2021 7.3% CAGR …and has 17 consecutive years of dividend growth2 Dividends per Share (in Dollars) 1. EPS guidance was not provided in 2012 or 2018 because of the timing of final decisions in SCE’s 2012 and 2018 General Rate Cases, respectively 2. 2021 dividend annualized based on December 10, 2020 declaration EIX has consistently met or exceeded Core EPS guidance… Core EPS Relative to Guidance Range April 28, 2021 2004 Exceeded 2005 Exceeded 2006 Exceeded 2007 Exceeded 2008 In-line 2009 Exceeded 2010 In-line 2011 Exceeded 2012 N/A1 2013 Exceeded 2014 Exceeded 2015 Exceeded 2016 In-line 2017 Exceeded 2018 N/A1 2019 In-line 2020 In-line

25 EIX and SCE are committed to maintaining their investment grade credit ratings SCE EIX Moody’s Baa2 Stable Baa3 Stable S&P BBB Negative BBB Negative Fitch BBB- Stable BBB- Stable Long-term Issuer Rating and Outlook1 As of April 20, 2021 Investment grade ratings at SCE and EIX, targeting EIX long-term FFO-to-Debt ratio of 15–17% Total liquidity of $5.6 billion2 Remaining debt maturities in 2021: – SCE: ~$540 million – EIX: None Credit strengths include3: – Stable, regulated T&D operations – Extensive cost recovery mechanisms – Credit supportive measures under AB 1054 – Wildfire mitigation investments 1. During the third quarter of 2020, S&P revised its rating outlooks for all three investor-owned utilities in California to negative due to unprecedented wildfire activity throughout California in August and September 2020. EIX and SCE's ratings outlooks from Moody's and Fitch have remained stable, despite 2020 wildfire activity due to the reduced financial risk that wildfires pose to SCE following enactment of AB 1054 2. As of March 31, 2021, $1.9 billion at EIX and $3.7 billion at SCE includes amounts available under credit facilities and cash on hand 3. As described by S&P in its report dated July 7, 2020, and Moody’s in its reports dated April 2, 2020, and October 20, 2020 April 28, 2021

26 Edison Energy empowers organizations to conquer biggest challenges in energy today: Cost. Carbon. Complex Choices. Partners with market leaders to align energy spend with strategic, financial, and sustainability goals Provide independent, expert advice and services Using an integrated approach, provides energy solutions for clients designed to achieve the right cost, performance, and sustainability outcomes for their organizations Deliver comprehensive data-driven portfolio solutions Provides suite of specialized services across sustainability, analytics, renewables, supply, and energy optimization Serve large-scale, global customer base Clients include 15 of the Fortune 50 Offices in North America and Europe Helped customers execute renewable energy agreements totaling 2.2 GW in 2020 Provide insights for clean energy efforts Supports Edison International’s clean energy, electrification, and sustainability efforts April 28, 2021

Appendix

28 SCE has delivered 7.2% annualized rate base growth since 2015, driven by growing capital investment 1. Since 2015, rate base excludes SONGS Historical Recorded Rate Base1 $ in Billions, Weighted-average basis Historical Capital Expenditures $ in Billions 3.9 3.5 3.8 4.4 4.8 5.5 2015 2016 2017 2018 2019 2020 23.9 25.1 26.6 28.5 30.8 33.8 2015 2016 2017 2018 2019 2020 7.2% CAGR ~$25.9 billion 2015–2020 April 28, 2021

29 The bulk of SCE’s investments are in its distribution system, consistent with wires-focused strategy Investments will upgrade and modernize World War II-era infrastructure SCE forecasts investing $13.7 billion from 2021 to 2023 in its distribution system, ~85% of total ~$16 billion capital plan1 $ in Billions $0.5 $0.7 $1.9 $3.2 $3.2 $4.2 Infrastructure Replacement Includes poles, circuit breakers, transformers, and relays Wildfire2 Includes covered conductor, preventative maintenance General Plant General projects and work supporting distribution Other3 Includes grid mod, transportation electrification, among others Load Growth Upgrades to ensure reliability where system capacity exceeded New Service Connections Dependent on customer growth in service territory 1. Forecast based on 2021 GRC rebuttal levels. Numbers may not add due to rounding 2. Excludes overheads 3. Other includes, among other things, grid modernization, transportation electrification programs, emergency management, and customer requested system modifications 4. Deferrals required with infrastructure replacement, load growth, and grid modernization programs Distribution grid requires upgrades to support grid resiliency and reliability, and increased use of distributed energy resources Certain programs deferred as resources reallocated to wildfire mitigation4 – Investment level for these programs will increase beyond 2023 to resume trajectory toward equilibrium replacement rate April 28, 2021

30 Increased energy storage is essential as we expand the share of intermittent renewable electricity sources SCE estimates that California will need 10 GW of utility- scale energy storage by 2030 and 30 GW by 2045 to support the transition to 100% carbon-free power 690 MW Already procured or installed SCE exceeded 2020 state-mandated storage target1 1,360 MW Additional battery storage procured during 20202 Incremental capacity to be online 2021– 2023 to meet system reliability needs 2,050 MW Total storage capacity Installed or procured to-date 1. SCE exceeded the 580 MW target set by AB 2514 2. 770 MW approved by the CPUC in 2020. 590 MW are pending CPUC approval of a draft resolution expected to be on the CPUC’s May 6, 2021 meeting agenda April 28, 2021

31 SCE Key Regulatory Proceedings Proceeding Description and Next Steps Base Rates 2021 GRC Tracks 1 and 4 (A.19-08-013) Set CPUC base revenue requirement for 2021–2024 Track 1 decision pending. Track 4 to be filed Q2 2022 Wildfire1 2021 GRC Track 3 (A.19-08-013) Incremental 2020 wildfire mitigation costs and GS&RP costs above settled amounts2. Reasonableness review of ~$679 million capital and $476 million O&M; revenue requirement of $497 million3 Intervenor testimony and SCE rebuttal to be filed Q3 2021 Application for Recovery of CEMA costs (A.19-07-021) Requesting reasonableness review of $139 million in costs and revenue req. of $88 million for drought-related work and work related to 2017 fires Proposed decision expected Q3 2021 Insurance WEMA2 (A.20-12-010) Approx. $215 million for wildfire insurance-related costs for July–Dec. 2020 SCE proposed schedule would allow for recovery beginning January 2022 2021 Wildfire Mitigation Plan Update Update to 2020–2022 WMP outlining continued efforts Proposed resolution expected in July 2021 COVID-19 COVID-19 Pandemic Protections Memo Account 2020 amounts recorded in CPPMA filed in 2020 ERRA review SCE’s proposed schedule would result in proposed decision in Q1 2022 CEMA for COVID-19 Costs Activated to track COVID-19-related costs since March 2020 April 28, 2021 1. 2021 GRC track 2 also covered wildfire-related spending. A settlement agreement was approved by the CPUC in January 2021 2. GRC track 3 cost recovery request will not include any revenue requirement associated with 2020 capital expenditures, as those capital expenditures are subject to the AB 1054 exclusion from equity rate base and will be recovered through a separate financing order. Includes Wildfire Mitigation Plan Memo Account, Fire Hazard Prevention Memo Account, and Fire Risk Mitigation Memo Account, and 2018–2020 GS&RP costs above settlement amount 3. Capital reflects direct costs. Revenue requirement does not include revenue associated with AB 1054 Excluded Capital Expenditures

32 SCE’s 2021 General Rate Case request balances foundational work with advancing ambitious State public policy goals 1. Includes all updates to the GRC revenue requirement filed with the CPUC as of September 29, 2020 2. Includes Wildfire Mitigation Plan Memo Account, Fire Hazard Prevention Memo Account, Grid Safety and Resiliency Program Memo Account, and Fire Risk Mitigation Memo Account In 2021 GRC, SCE requests Test Year revenue requirement of ~$7.6 billion1, or 12.5% increase over total rates GRC addresses major portion of CPUC-jurisdictional revenue requirement for 2021–2024, including operating costs and capital investment – Excludes costs such as fuel and purchased power and other discrete projects and programs with separate cost recovery applications – Excludes FERC-jurisdictional transmission revenue requirement Requests increases of $452 million for 2022 and $524 million for 2023 Increase driven by wildfire mitigation, depreciation, and normal growth Continuing critical wildfire mitigation activities and appropriate insurance Depreciation proposal more closely aligns customer cost responsibility Vast majority of total revenues are central to our core functions Multi-track schedule to approve revenue Components reviewed and approved in four tracks, including 2018–2020 costs associated with Fire Memorandum Accounts2 In mid-April 2020, CPUC issued ruling requiring SCE to file RAMP and 2024 annual proposed revenue requirement in track 4 April 28, 2021

33 SCE’s 2021 General Rate Case will be approved in four tracks over 2021–2023 SCE Testimony Intervenor Testimony SCE Rebuttal Opening & Reply Briefs CPUC Proposed Decision Track 1: 2021–2023 GRC Revenue Requirement ✓ ✓ ✓ ✓ Pending Track 2: 2018–2019 FMA Update2 ✓ ✓ ✓ N/A due to settlement ✓ (Approved3) Track 3: 2020 FMA Update2; 2018–2020 GS&RP4 ✓ Q3 ’21 Q3 ’21 Q4 ’21 Q1 ’22 Track 4: RAMP5 and 2024 Attrition Year Q2 ‘22 Q1 ‘23 Q1 ‘23 Q3 ’23 Q4 ‘23 1. The schedule is subject to change over the course of the proceeding 2. Includes Wildfire Mitigation Plan Memo Account, Fire Hazard Prevention Memo Account, and Fire Risk Mitigation Memo Account 3. Proposed Decision was approved by the CPUC in January 2021 4. 2018–2020 Grid Safety and Resiliency Program (GS&RP) costs above settlement amount 5. RAMP: Risk Assessment and Mitigation Phase Estimated timeline for 2021 General Rate Case tracks and milestones1 April 28, 2021

34 GRC track 1 request supported by investments for grid hardening, wildfire mitigation, and electrification 1. SCE Rebuttal rate base forecast reflects 2021–2023 rebuttal and latest Non-GRC and FERC estimates 2. CalPA rate base forecast assumes CPUC GRC rate base attrition year increases for 2022 and 2023 of 3.5%, consistent with CalPA’s attrition mechanism proposal 3. TURN rate base forecast assumes TURN’s CPUC GRC rate base attrition proposal of budget-based capital additions for wildfire and new service connections, 0% increase on all other capital additions 4. Change in authorized base revenue requirement after adjusting for post-test year ratemaking changes of $0.1 billion SCE requests 2021 revenue requirement increase of ~$1.3 billion4 2021 GRC Revenue Requirement, $ in Billions SCE’s request would result in 2018–2023 rate base growth of 7.6% Rate Base CAGR, 2018–2023 7.6% 6.1% 6.4% SCE Rebuttal CalPA TURN 7.6 6.9 6.7 SCE Rebuttal CalPA TURN 2020 Authorized ($6.4) 1 3 2 April 28, 2021

35 SCE’s average residential bills lower than national average because higher rates more than offset by lower usage April 28, 2021 …which offset above- average residential rates that reflect a cleaner fuel mix, higher cost of living, and lower system utilization Average Residential Rate, Cents per kWh SCE’s residential usage and bills are lower than national average due to milder climate and higher energy efficiency standards… Residential Electricity Bill, Dollars per Month Within California, PG&E and SDG&E’s system average rates are 18% and 35% higher, respectively, than SCE’s System Average Rate1 Cents per kWh Source: EIA's Form 861M (formerly Form 826) Data Monthly Electric Utility Sales and Revenue Data (2020) https://www.eia.gov/electricity/data/eia861m/index.html 13.1 18.2 US Average SCE 130 109 US Average SCE (16%) 39% 19.7 23.2 26.6 SCE PG&E SDG&E 1. Rates include California Climate Credit Sources: SCE Advice 4377-E-A effective Feb. 1, 2021 PG&E Advice 6090-E-A effective Mar. 1, 2021 SDG&E Advice 3669-E-A effective Feb. 1, 2021 +18% vs SCE +35% vs SCE

36 SCE’s system average rate has grown less than inflation over the last 31 years, with some ups and downs along the way April 28, 2021 SCE’s system average rate has grown at an annualized ~2.2% as compared to local inflation of ~2.4% since 1990 Cents per kWh 0 5 10 15 20 25 1990 '95 '00 '05 '10 '15 2020 SCE System Average Rate Los Angeles Area Inflation

37 Edison International's earnings are prepared in accordance with generally accepted accounting principles used in the United States. Management uses core earnings (losses) internally for financial planning and for analysis of performance. Core earnings (losses) are also used when communicating with investors and analysts regarding Edison International's earnings results to facilitate comparisons of the company's performance from period to period. Core earnings (losses) are a non-GAAP financial measure and may not be comparable to those of other companies. Core earnings (losses) are defined as earnings attributable to Edison International shareholders less non-core items. Non- core items include income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings, such as write downs, asset impairments and other income and expense related to changes in law, outcomes in tax, regulatory or legal proceedings, and exit activities, including sale of certain assets and other activities that are no longer continuing. A reconciliation of Non-GAAP information to GAAP information is included either on the slide where the information appears or on another slide referenced in this presentation. EIX Investor Relations Contact Sam Ramraj, Vice President (626) 302-2540 sam.ramraj@edisonintl.com Use of Non-GAAP Financial Measures April 28, 2021